---------------------------------------
                                               (Name of Selling Stockholder)


                     CUSTODY AGREEMENT AND POWER OF ATTORNEY
                           for Sale of Common Stock of
                             RCM TECHNOLOGIES, INC.


Attorney-in-Fact:
Mr. Leon Kopyt
c/o RCM Technologies, Inc.
2500 McClellan Avenue, Suite 350
Pennsauken, NJ  08109-4613

Custodian:
Ms. Susan Silber
Assistant Secretary
American Stock Transfer & Trust Company
40 Wall Street
New York, NY   10005

Dear Mr. Kopyt and Ms. Silber:

         RCM Technologies, Inc., a Nevada corporation (the "Company") and the undersigned (the "Selling Stockholder") propose to sell certain shares of Common Stock, $.05 par value per share, of the Company (the "Common Stock") to underwriters (the "Underwriters") for whom Janney Montgomery Scott Inc. and
Legg Mason Wood Walker Incorporated will act as representatives (the "Representatives") for distribution under a Registration Statement on Form S-1 (the "Registration Statement") to the public at a price and on terms to be hereafter determined. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that an offering of Common Stock will take place. The shares of Common Stock that the undersigned proposes to sell to the Underwriters pursuant to the underwriting agreement hereinafter mentioned are referred to herein as the "Shares."

1. Appointment and Powers of Attorney-in-Fact.

         A. The undersigned hereby irrevocably constitutes and appoints Leon Kopyt (the "Attorney-in-Fact"), as his agent and attorney-in-fact, with full power of substitution, with respect to all matters arising in connection with the public offering and sale of the Shares, including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following things:

                  (i) prepare, execute and deliver an Underwriting Agreement (the "Underwriting Agreement"), substantially in the form of the draft dated June 3, 1997, delivered to the undersigned herewith, receipt of which is acknowledged, but with such insertions, changes, additions or deletions (including, but not limited to, the determination of the offering price of the Shares) as the Attorney-in-Fact shall approve in his sole discretion, such approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact on behalf of the undersigned;

                  (ii) sell, assign, transfer and deliver the Shares to the Underwriters pursuant to the Underwriting Agreement and deliver to the Underwriters certificates for the Shares so sold (the price for such shares to be the same as that paid by the Underwriters to the Company);

                  (iii) take any and all steps deemed necessary or desirable by the Attorney-in-Fact in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act" ), the Securities Exchange Act of 1934, as amended, and under the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorney-in-Fact may deem necessary or advisable;

                  (iv) instruct the Company and the Custodian, as hereinafter defined, on all matters pertaining to the sale of the Shares and delivery of certificates therefor;

                  (v) provide, in accordance with the Underwriting Agreement, for the payment of expenses of the offering and sale of the Common Stock covered by the Registration Statement; and

                  (vi) otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorney-in-Fact in his discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Shares to the Underwriters and the reoffering of the Shares by the Underwriters as fully as could the undersigned if then personally present and acting.

         B. The Attorney-in-Fact may act alone in exercising the rights and powers conferred on the Attorney-in-Fact by this Custody Agreement and Power of Attorney ("this Agreement"). The Attorney-in-Fact is hereby empowered to determine, in his sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorney-in-Fact shall be exercised.

         C. The Custodian (as defined below), the Representatives, the Company and all other persons dealing with the Attorney-in-Fact as such may rely and act upon any writing believed in good faith to be signed by the Attorney-in-Fact.

         D. The Attorney-in-Fact shall not receive any compensation for his services rendered hereunder, except that he shall be entitled to cause the Custodian to pay, from the proceeds payable to the undersigned, the undersigned's proportionate share of any out-of-pocket expenses incurred under this Agreement.

2. Appointment of Custodian; Deposit of Shares.

         A. In connection with and to facilitate the sale of the Shares to the Underwriters, the undersigned hereby appoints American Stock Transfer & Trust Company as custodian (the "Custodian") and herewith deposits with the Custodian one or more certificates for Common Stock that represent not less than the total number of Shares to be sold by the undersigned to the Underwriters, which number is set forth on Schedule I hereto. Each such certificate so deposited is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned so guaranteed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorney-in-Fact, (a) to hold in custody the certificate or certificates deposited herewith, (b) to deliver or to authorize the Company's transfer agent to deliver the certificate or certificates deposited hereunder (or replacement certificate(s) for the Shares) to or at the direction of the Attorney-in-Fact in accordance with the terms of the Underwriting Agreement and (c) to return or cause the Company's transfer agent to return to the undersigned new certificate(s) for the shares of Common Stock represented by any certificate deposited hereunder which are not sold pursuant to the Underwriting Agreement. The Custodian shall be entitled to customary compensation for the services to be rendered hereunder as set forth in
Schedule II attached hereto. Such compensation shall be paid to the Custodian by the Company.

         B. Until the Shares have been delivered to the Underwriters against payment therefor in accordance with the Underwriting Agreement, the undersigned shall retain all rights of ownership with respect to the Shares deposited hereunder, including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Shares, which right is subject to this Agreement and the Underwriting Agreement.

3. Sale of Shares; Remitting Net Proceeds.

         A. The Attorney-in-Fact is hereby authorized and directed to deliver or cause the Custodian or the Company's Transfer Agent to deliver certificates for the Shares to the Representatives, as provided in the Underwriting Agreement, against delivery to the Attorney-in-Fact for the accounts of the undersigned of the purchase price of the Shares, at the time and in the funds specified in the Underwriting Agreement. The Attorney-in-Fact is authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Shares and shall promptly remit to the undersigned his proportionate share of the proceeds.

4. Representations. Warranties and Agreements. The undersigned represents and warrants to, and agrees with, the Company, the Attorney-in-Fact, the Custodian and the Underwriters as follows:

         A. The undersigned has full legal right, power and authority to enter into and perform this Agreement and the Underwriting Agreement.

         B. The undersigned has reviewed the representations and warranties to be made by the undersigned as a Selling Stockholder contained in the Underwriting Agreement, and hereby represents, warrants and covenants that each of such representations and warranties is true and correct as of the date hereof and, except as the undersigned shall have notified the Attorney-in-Fact pursuant to paragraph F of the attached instructions, will be true and correct at all times from the date hereof through and including the time of the closing of the sale of the Shares to the Underwriters. The undersigned will promptly notify the Attorney-in-Fact of any development that would make any such representation and warranty untrue.

         C. The undersigned is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

         D. Upon execution and delivery of the Underwriting Agreement by the undersigned, the undersigned agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter and each person who controls the Company or any Underwriter, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, as provided in Section 8(a) of the Underwriting Agreement.

         E. Upon execution and delivery of the Underwriting Agreement by the undersigned, the undersigned agrees to be bound by and to perform each of the covenants and agreements of the undersigned as a Selling Stockholder in the Underwriting Agreement.

         F. The undersigned agrees to deliver to the Attorney-in-Fact such documentation as the Attorney-in-Fact, the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorney-in-Fact.

         The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the Attorney-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Stockholder in the Underwriting Agreement.

5. Irrevocability of Instruments: Termination of this Agreement.

         A. This Agreement, the deposit of the Shares pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorney-in-Fact, the Underwriters and the Company in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of Common Stock, including the Shares, to the Underwriters; and the Attorney-in-Fact is hereby further vested with an estate, right, title and interest in and to the Shares deposited herewith for the purpose of irrevocably empowering and securing to him authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to June 30, 1997, and shall remain in full force and effect until that date. The undersigned further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of any of the undersigned. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorney-in-Fact, any of the Underwriters or any other person, the Attorney-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the Shares deposited under the Agreement by the undersigned in accordance with the terms and provisions of the Underwriting Agreement and this Agreement as if such event had not occurred.

         B. If the sale of the Shares contemplated by this Agreement is not completed by June 30, 1997, this Agreement shall terminate (without affecting any lawful action of the Attorney-in-Fact or the Custodian prior to such termination), and the Attorney-in-Fact shall cause the Custodian to return to the undersigned all certificates for the Shares deposited hereunder, but only after having received payment of any expenses to be paid or borne by the Selling Stockholder. The undersigned hereby covenants with the Attorney-in-Fact that if for any reason the sale of the Shares contemplated hereby shall not be consummated, the undersigned shall pay all expenses payable by the Selling Stockholder hereunder or under the Underwriting Agreement.

6. Liability and Indemnification of the Attorney-in-Fact and Custodian. The Attorney-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to deal with the Shares, the proceeds from the sale of the Shares and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The duties and obligations of the Custodian shall be limited to and determined solely by the express provisions of this Agreement, and no implied duties or obligations shall be read into this Agreement against the Custodian. The undersigned hereby agrees to indemnify and hold harmless the Attorney-in-Fact and the Custodian, and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters within the scope of this Agreement or the Underwriting Agreement; provided, however, that the Attorney-in-Fact and the Custodian may be liable to the undersigned for any such act or omission to the extent attributable to gross negligence or fraud. The Custodian may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

7. Interpretation.

         A. The representations, warranties and agreements of the undersigned contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement.

         B. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

         C. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         D. The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement and Power of Attorney this ________ day of _____________, 1997.


                                             -----------------------------------
Signature of Selling Stockholder             (Please sign exactly as your
Guaranteed by:                               Stockholder name appears on your
                                             stock certificate(s).)

                                             Name and address to
                                             which notices and funds shall be
                                             sent:

                                             -----------------------------------
                                             (NAME)

                                             -----------------------------------
                                             (STREET)

                                             -----------------------------------
                                             (CITY, STATE, ZIP CODE)



(NOTE: The signature of the Selling Stockholder must be guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange.)

ACCEPTED by the Attorney-in-Fact            ACCEPTED by the Custodian
as of the date above set forth:             as of the date above set forth:

-----------------------------------         ---------------------------------

___________________________________         By: ______________________________

                          SEE THE ATTACHED INSTRUCTIONS

                                  INSTRUCTIONS

          (For completing the Custody Agreement and Power of Attorney)

         A. You have been sent five copies of the Custody Agreement and Power of Attorney (the "Agreement"). Please complete and return four copies of the Agreement and stock certificate(s) as set forth in paragraph D below. A fully executed copy of the Agreement will be returned to you; a fully executed copy of the Agreement and your stock certificate(s) will be retained by the Custodian; and a fully executed copy of the Agreement will be delivered to the Attorney-in-Fact and to the Representatives.

         B. Complete Schedule I attached hereto.

         C. Each copy of this Agreement and each stock certificate or stock power deposited hereunder must be executed by you with your signature on this Agreement and the stock certificate(s) or the accompanying stock power guaranteed by a commercial bank or trust company in the United States or any broker that is a member firm of the New York Stock Exchange. Please sign the stock certificate(s) or stock power and the Agreement exactly as your name appears on your stock certificate(s).

         D. Endorsed stock certificate(s) or stock certificate(s) with stock powers attached along with all four executed copies of the completed Agreement should be promptly returned by hand delivery or by certified mail appropriately insured to:

                                      Ms. Susan Silber
                                      Assistant Secretary
                                      American Stock Transfer & Trust Company
                                      40 Wall Street
                                      New York, NY  10005

If sent through the mail, it is recommended that the certificate(s) not be endorsed, but an executed stock power be sent under separate cover from the certificate(s).

         E. If any certificate that you submit represents a greater number of Shares than the aggregate number of Shares that you agree to sell pursuant to the Underwriting Agreement, the Custodian will cause to be delivered to you in due course, but not earlier than ten days after the closing for the purchase of Shares by the Underwriters, a certificate for the excess number of Shares.

         F. For purposes of discharging your obligations under the Underwriting Agreement, please contact James T. Hunter of Janney Montgomery Scott Inc. if any information or representation included in the foregoing Agreement or the Underwriting Agreement should change, or if you become aware of any new information, at any time prior to termination of the period referred to in the Underwriting Agreement.

                                         ---------------------------------------
                                              (Name of Selling Stockholder)



                                   SCHEDULE I

                  Certificate(s) for Shares of Common Stock of

                             RCM TECHNOLOGIES, INC.

                                 deposited under

                     Custody Agreement and Power of Attorney


                                           Number of Shares of                     Number of Shares of
                                              Common Stock                       Common Stock from this
Certificate Number                      Represented by Certificate               Certificate to Be Sold*

---------------                          -------------------------               -------------------------

---------------                          -------------------------               -------------------------

---------------                          -------------------------               -------------------------

---------------                          -------------------------               -------------------------

---------------                          -------------------------               -------------------------

---------------                          -------------------------               -------------------------

                                                                     Total:      _________________________



*If fewer than all shares represented by a certificate are to be sold, indicate below, if desired for income tax purposes, the date of purchase or purchase price of the particular shares to be sold.

                                   SCHEDULE II

                                Fees of Custodian

Custodial Fees......................................................$____